SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S12)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S12 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee. On May 28, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under the Agreement referred to herein





Date:  June 14, 2002            By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 28, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-S12
                        Statement to Certificate Holders
                               May 28, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1        185,500,000.00    185,500,000.00    3,505,122.88     878,342.50    4,383,465.38      0.00        0.00      181,994,877.12
A2        163,000,000.00    163,000,000.00    3,079,973.20     327,222.50    3,407,195.70      0.00        0.00      159,920,026.80
A3         22,500,000.00     22,500,000.00      425,149.68      47,231.25      472,380.93      0.00        0.00       22,074,850.32
AR                100.00            100.00          100.00           0.94          100.94      0.00        0.00                0.00
M1         40,000,000.00     40,000,000.00            0.00     108,166.67      108,166.67      0.00        0.00       40,000,000.00
M2         38,500,000.00     38,500,000.00            0.00     134,108.33      134,108.33      0.00        0.00       38,500,000.00
B1A         7,750,000.00      7,750,000.00            0.00      30,903.13       30,903.13      0.00        0.00        7,750,000.00
B1B         7,750,000.00      7,750,000.00            0.00      35,520.83       35,520.83      0.00        0.00        7,750,000.00
P                 100.00            100.00            0.00      64,802.26       64,802.26      0.00        0.00              100.00
TOTALS    465,000,200.00    465,000,200.00    7,010,345.76   1,626,298.41    8,636,644.17      0.00        0.00      457,989,854.24

X1        465,000,200.00    465,000,200.00            0.00   2,882,875.60    2,882,875.60      0.00        0.00      457,989,854.24
X2                  0.00              0.00            0.00           0.00            0.00      0.00        0.00                0.00
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22540VL42       1,000.00000000      18.89554113   4.73500000    23.63054113          981.10445887      A1      5.682000 %
A2      22540VL59       1,000.00000000      18.89554110   2.00750000    20.90304110          981.10445890      A2      2.190000 %
A3      22540VM66       1,000.00000000      18.89554133   2.09916667    20.99470800          981.10445867      A3      2.290000 %
AR      22540VL67       1,000.00000000   1,000.00000000   9.40000000 1,009.40000000            0.00000000      AR     11.336279 %
M1      22540VL75       1,000.00000000       0.00000000   2.70416675     2.70416675        1,000.00000000      M1      2.950000 %
M2      22540VL83       1,000.00000000       0.00000000   3.48333325     3.48333325        1,000.00000000      M2      3.800000 %
B1A     22540VL91       1,000.00000000       0.00000000   3.98750065     3.98750065        1,000.00000000      B1A     4.350000 %
B1B     22540VM25       1,000.00000000       0.00000000   4.58333290     4.58333290        1,000.00000000      B1B     5.000000 %
P       22540VM33       1,000.00000000       0.00000000      #####           ####          1,000.00000000      P      11.336279 %
TOTALS                  1,000.00000000      15.07600590   3.49741443    18.57342033          984.92399410

X1      22540VM41       1,000.00000000       0.00000000   6.19972981     6.19972981          984.92399410      X1      0.000000 %

--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: scott.b.rubin@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

         Credit Suisse First Boston, Mortgage Pass-Through Certificates, Series 2002-S12
                        Statement to Certificate Holders
                               May 28, 2002


Sec. 4.06(a)(i)            Amounts Allocable to Principal

                              Scheduled Principal                                                  283,360.62
                              Principal Prepayments                                              6,283,825.91
                              Repurchase Principal                                                       0.00
                              Curtailments                                                         441,460.93
                              Curtailment Adjustments                                                1,698.30
                              Other Principal Adjustments                                                0.00
                              Liquidation Proceeds                                                       0.00

                              Prepayment Penalties (distributed to the Class P Certificates)        64,801.32

Sec. 4.06(a)(ii)

Sec. 4.06(a)(iv)           Principal Balance of the Mortgage Loans
                              Beginning Principal Balance of the Mortgage Loans                444,402,931.23
                              Ending Principal Balance of the Mortgage Loans                   437,392,585.47

Sec. 4.06(a)(v)            Servicing Fees                                                          185,167.89
                           Trustee Fee                                                               2,036.85
                           Credit Risk Manager Fee                                                   6,480.88
                           FSA Premium                                                              29,041.67
                           Prepayment Penalties                                                     64,801.32

Sec. 4.06(a)(vii)          Servicer Advances                                                             0.00
                           Cumulative Servicer Advances                                                  0.00

Sec. 4.06(a)(viii)(A)      Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                           (Exclusive of Loans in Foreclosures)

                             Group 1
                                                                      Principal
                            Category              Number               Balance               Percentage
                            1 Month                        16              706,085.02                  0.16 %
                            2 Month                         1              122,531.25                  0.03 %
                            3 Month                         3               80,379.76                  0.02 %
                             Total                         20              908,996.03                  0.21 %
                             Group Totals
                                                                      Principal
                            Category              Number               Balance               Percentage
                            1 Month                        16              706,085.02                  0.16 %
                            2 Month                         1              122,531.25                  0.03 %
                            3 Month                         3               80,379.76                  0.02 %
                             Total                         20              908,996.03                  0.21 %


Sec. 4.06(a)(viii)(B)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                           Number of Loans in Foreclosure and Delinquent 31 to 60 days                      0.00
                           Principal Balance of Loans in Foreclosure and Delinquent 31 to 60 days           0.00

                           Number of Loans in Foreclosure and Delinquent 61 to 90 days                      0.00
                           Principal Balance of Loans in Foreclosure and Delinquent 61 to 90 days           0.00

                           Number of Loans in Foreclosure and Delinquent 91 or more days                    0.00
                           Principal Balance of Loans in Foreclosure and Delinquent 91 or more days         0.00

Sec. 4.06(a)(xi)           60+ Delinquent Scheduled Payments - 12 Month Period
                           This Period (1)                                                              2,297.86
                           (2)                                                                              0.00
                           (3)                                                                              0.00
                           (4)                                                                              0.00
                           (5)                                                                              0.00
                           (6)                                                                              0.00
                           (7)                                                                              0.00
                           (8)                                                                              0.00
                           (9)                                                                              0.00
                           (10)                                                                             0.00
                           (11)                                                                             0.00
                           (12)                                                                             0.00

Sec. 4.06(a)(x)            REO Loans - Loan Level

Sec. 4.06(a)(xi)           Number and Aggregate Principal Amounts of REO Loans

                             Group 1
                                                  Principal
                             Number               Balance               Percentage
                                       0            0.00                    0.00%
                            Group Totals
                                                  Principal
                             Number               Balance               Percentage
                                       0            0.00                    0.00%

Sec. 4.06(a)(xii)          Current Realized Losses                                                  0.00
                           Cumulative Realized Losses                                               0.00

Sec. 4.06(a)(xiii)         Rolling Three Month Delinquency Rate                                   0.0443

Sec. 4.06(a)(xiv)          Amount on Deposit in Pre-Funding Account                        20,597,268.77

                           Capitalized Interest Requirement                                    73,057.44

Sec. 4.06(a)(xiv)          Amount of Insured Payment                                                0.00


                           Additional Prepayment Net Interest                                   6,063.31
                           Servicing Fee on Additional Prepayment Net Interest                    253.57

                           Prepayment Interest Shortfall Allocated to Class A-1                     0.00
                           Prepayment Interest Shortfall Allocated to Class A-2                     0.00
                           Prepayment Interest Shortfall Allocated to Class A-3                     0.00
                           Prepayment Interest Shortfall Allocated to Class P                       0.00
                           Prepayment Interest Shortfall Allocated to Class A-R                     0.00
                           Prepayment Interest Shortfall Allocated to Class M-1                     0.00
                           Prepayment Interest Shortfall Allocated to Class M-2                     0.00
                           Prepayment Interest Shortfall Allocated to Class B-1A                    0.00
                           Prepayment Interest Shortfall Allocated to Class B-1B                    0.00
                           Total Prepayment Interest Shortfall Allocated                            0.00


                           Overcollateralization Amount                                             0.00
                           Target Overcollateralization Amount                             17,437,507.50
                           Overcollateralization Release Amount                                     0.00
                           Overcollateralization Increase Amount                                    0.00



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